Exhibit 99.2

4Q

FOURTH QUARTER 2014
SUPPLEMENTAL INFORMATION

KLINIK HOHENLOHE

Medical Properties Trust

MPT

4Q
FOURTH QUARTER 2014
SUPPLEMENTAL INFORMATION
KLINK HOHENLOHE
Medical Properties Trust MPT

MPT
Table of Contents
Company Information 1
Reconciliation of Net Income to Funds from Operations 2
Investment and Revenue by Asset Type, Operator, Country and State 3
Lease Maturity Schedule 4
Debt Summary 5
Consolidated Statements of Income 6
Consolidated Balance Sheets 7
Acquisitions and Summary of Development Projects 8
Detail of Other Assets 9
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.
For more information, please contact:
Charles Lambert, Managing Director - Capital Markets at (205) 397-8897
Tim Berryman, Director - Investor Relations at (205) 397-8589

United Kingdom Germany
Company Information
Headquarters: Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
Fax: (205) 969-3756
Fontana-Klinik - Bad Liebenwerda, Germany
Website: www.medicalpropertiestrust.com
Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer
R. Steven Hamner, Executive Vice President and Chief Financial Officer
Emmett E. McLean, Executive Vice President, Chief Operating Officer,
Secretary and Treasurer
Frank R. Williams, Senior Vice President, Senior Managing Director - Acquisitions
Investor Relations: Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
Attn: Tim Berryman
(205) 397-8589
tberryman@medicalpropertiestrust.com
MPW
LISTED
NYSE

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

FFO information:
Net income attributable to MPT common stockholders	$14,947,719	$17,838,740	$50,522,727	$96,991,110
Participating securities’ share in earnings	(310,807)	(190,142)	(894,604)	(728,533)

Net income, less participating securities’ share in earnings	$14,636,912	$17,648,598	$49,628,123	$96,262,577

Depreciation and amortization:
Continuing operations	14,452,563	11,151,338	53,937,810	36,977,724
Discontinued operations	—	380,966	—	708,422
Gain on sale of real estate	(2,857,475)	(5,605,087)	(2,857,475)	(7,659,316)
Real estate impairment charge	—	—	5,974,400	—

Funds from operations	$26,232,000	$23,575,815	$106,682,858	$126,289,407

Write-off straight line rent	1,867,389	1,457,235	2,817,727	1,457,235
Acquisition costs	18,455,684	13,036,440	26,388,957	19,493,657
Unutilized financings fees / debt refinancing costs	1,407,385	—	1,698,020	—
Loan and other impairment charges	—	—	44,153,495	—

Normalized funds from operations	$47,962,458	$38,069,490	$181,741,057	$147,240,299

Share-based compensation	2,515,745	2,812,906	8,694,224	8,832,006
Debt costs amortization	1,373,494	934,383	4,813,880	3,558,506
Additional rent received in advance (A)	(300,000)	(300,000)	(1,200,000)	(1,200,000)
Straight-line rent revenue and other	(6,473,535)	(4,673,544)	(22,985,887)	(17,039,339)

Adjusted funds from operations	$45,078,162	$36,843,235	$171,063,274	$141,391,472

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.08	$0.11	$0.29	$0.63
Depreciation and amortization:
Continuing operations	0.08	0.07	0.31	0.24
Discontinued operations	—	—	—	—
Gain on sale of real estate	(0.01)	(0.03)	(0.01)	(0.04)
Real estate impairment charge	—	—	0.04	—

Funds from operations	$0.15	$0.15	$0.63	$0.83

Write-off straight line rent	0.01	0.01	0.02	0.01
Acquisition costs	0.11	0.08	0.15	0.12
Unutilized financings fees / debt refinancing costs	0.01	—	—	—
Loan and other impairment charges	—	—	0.26	—

Normalized funds from operations	$0.28	$0.24	$1.06	$0.96

Share-based compensation	0.01	0.02	0.05	0.06
Debt costs amortization	0.01	0.01	0.03	0.02
Additional rent received in advance (A)	—	(0.01)	—	(0.01)
Straight-line rent revenue and other	(0.04)	(0.03)	(0.14)	(0.10)

Adjusted funds from operations	$0.26	$0.23	$1.00	$0.93

(A)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes.

This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR, COUNTRY AND STATE

Investments and Revenue by Asset Type - As of December 31, 2014

		Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	A	$1,934,305,208	49.0%	$186,399,338	59.6%
Rehabilitation Hospitals		1,176,357,094	29.8%	71,563,582	22.9%
Long-Term Acute Care Hospitals		456,764,411	11.5%	53,908,117	17.3%
Wellness Centers		15,624,816	0.4%	660,606	0.2%
Other assets		366,911,579	9.3%	—	—

Total gross assets		3,949,963,108	100.0%
Accumulated depreciation and amortization		(202,627,286)

Total		$3,747,335,822		$312,531,643	100.0%

Investments and Revenue by Operator - As of December 31, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$749,553,147	18.9%	$84,038,074	26.9%
Ernest Health, Inc.	486,757,666	12.3%	57,315,045	18.3%
Median	422,453,196	10.7%	1,569,349	0.5%
IASIS Healthcare	347,611,962	8.8%	27,351,093	8.8%
RHM	284,983,512	7.2%	22,093,195	7.1%
22 operators	1,291,692,046	32.8%	120,164,887	38.4%
Other assets	366,911,579	9.3%	—	—

Total gross assets	3,949,963,108	100.0%
Accumulated depreciation and amortization	(202,627,286)

Total	$3,747,335,822		$312,531,643	100.0%

Investment and Revenue by Country and State - As of December 31, 2014

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
United States
Texas	$776,016,942	19.6%	$74,044,195	23.7%
California	547,098,066	13.9%	64,267,558	20.5%
New Jersey	238,140,898	6.1%	15,595,887	5.0%
Arizona	201,738,969	5.1%	9,344,827	3.0%
Louisiana	132,133,693	3.3%	21,544,969	6.9%
22 other states	936,481,227	23.7%	101,749,805	32.6%

United States Total	2,831,609,795	71.7%	286,547,241	91.7%

International
U.K.	44,005,026	1.1%	2,321,858	0.7%
Germany	707,436,708	17.9%	23,662,544	7.6%

International Total	751,441,734	19.0%	25,984,402	8.3%

Other assets	366,911,579	9.3%

Total gross assets	3,949,963,108	100.0%
Accumulated depreciation and amortization	(202,627,286)

Total	$3,747,335,822		$312,531,643	100.0%

A	Includes three medical office buildings.

3

LEASE MATURITY SCHEDULE - AS OF DECEMBER 31, 2014

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2015	2	4,155,412	1.6%
2016	1	2,250,000	0.9%
2017	—	—	0.0%
2018	1	2,019,936	0.8%
2019	8	6,547,245	2.6%
2020	1	1,060,512	0.4%
2021	3	14,243,812	5.7%
2022	12	37,954,640	15.1%
2023	4	12,029,276	4.8%
2024	1	2,478,388	1.0%
2025	3	7,499,572	3.0%
Thereafter	79	161,345,198	64.1%

	115	$251,583,991	100.0%

(1)	Excludes 9 of our properties that are under development.

Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2)	Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF DECEMBER 31, 2014

Instrument	Rate Type	Rate		Balance	2015	2016	2017	2018	2019	Thereafter

2018 Credit Facility Revolver	Variable	1.42% - 1.57	% (1)	$593,490,000	$—	$—	$—	$593,490,000	$—	$—

2019 Term Loan	Variable	1.82%		125,000,000	—	—	—	—	125,000,000	—

2016 Unsecured Notes	Fixed	5.59	% (2)	125,000,000	—	125,000,000	—	—	—	—

5.75% Notes Due 2020 (Euro)	Fixed	5.75	% (3)	241,960,000	—	—	—	—	—	241,960,000

6.875% Notes Due 2021	Fixed	6.88%		450,000,000	—	—	—	—	—	450,000,000

6.375% Notes Due 2022	Fixed	6.38%		350,000,000	—	—	—	—	—	350,000,000

5.5% Notes Due 2024	Fixed	5.50%		300,000,000	—	—	—	—	—	300,000,000

Northland - Mortgage Capital Term Loan	Fixed	6.20%		13,682,578	282,700	298,582	320,312	12,780,984	—	—

				$2,199,132,578	$282,700	$125,298,582	$320,312	$606,270,984	$125,000,000	$1,341,960,000

	Debt Premium			$2,521,756

				$2,201,654,334

(1)	At December 31, 2014, this represents a $1.025 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%.

(2)	Represents the weighted-average rate for four traunches of the Notes at December 31, 2014 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

(3)	Represents 200,000,000 of bonds issued in EUR and converted to USD at December 31, 2014.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(unaudited)	(A)	(unaudited)	(A)
Revenues
Rent billed	$50,065,768	$38,520,039	$187,018,147	$132,578,216
Straight-line rent	2,858,620	2,474,148	13,507,120	10,705,792
Income from direct financing leases	12,367,929	11,545,956	49,154,786	40,830,388
Interest and fee income	16,813,085	15,139,342	62,851,590	58,409,167

Total revenues	82,105,402	67,679,485	312,531,643	242,523,563
Expenses
Real estate depreciation and amortization	14,452,563	11,151,338	53,937,810	36,977,724
Impairment charges	—	—	50,127,895	—
Property-related	449,926	934,118	1,850,659	2,450,521
Acquisition expenses (B)	18,455,684	13,036,440	26,388,957	19,493,657
General and administrative	11,437,880	8,901,727	37,274,269	30,063,409

Total operating expenses	44,796,053	34,023,623	169,579,590	88,985,311

Operating income	37,309,349	33,655,862	142,952,053	153,538,252

Interest and other income (expense)	(22,171,124)	(19,881,506)	(91,813,437)	(63,511,002)
Income tax (expense) benefit	(108,407)	(464,219)	(340,368)	(725,707)

Income from continuing operations	15,029,818	13,310,137	50,798,248	89,301,543
Income from discontinued operations	(320)	4,587,686	(1,820)	7,913,867

Net income	15,029,498	17,897,823	50,796,428	97,215,410
Net income attributable to non-controlling interests	(81,779)	(59,083)	(273,701)	(224,300)

Net income attributable to MPT common stockholders	$14,947,719	$17,838,740	$50,522,727	$96,991,110

Earnings per common share — basic:
Income from continuing operations	$0.08	$0.08	$0.29	$0.59
Income from discontinued operations	—	0.03	—	0.05

Net income attributable to MPT common stockholders	$0.08	$0.11	$0.29	$0.64

Earnings per common share — diluted:
Income from continuing operations	$0.08	$0.08	$0.29	$0.58
Income from discontinued operations	—	0.03	—	0.05

Net income attributable to MPT common stockholders	$0.08	$0.11	$0.29	$0.63

Dividends declared per common share	$0.21	$0.21	$0.84	$0.81

Weighted average shares outstanding — basic	172,411,250	161,142,567	169,998,971	151,439,002
Weighted average shares outstanding — diluted	172,603,919	161,839,544	170,540,178	152,597,666

(A)	Financials have been derived from the prior year audited financials.

(B)	Includes $3.9 million and $5.8 million in real estate transfer taxes in the quarter and year ended December 31, 2014, respectively.

Includes $12.0 million in real estate transfer taxes in the quarter and year ended December 31, 2013.

6

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	December 31, 2014	December 31, 2013
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$2,149,611,503	$1,823,683,129
Construction in progress and other	23,162,924	41,771,499
Net investment in direct financing leases	439,516,173	431,024,228
Mortgage loans	397,593,819	388,756,469

Gross investment in real estate assets	3,009,884,419	2,685,235,325
Accumulated depreciation and amortization	(202,627,286)	(159,776,091)

Net investment in real estate assets	2,807,257,133	2,525,459,234

Cash and cash equivalents	144,541,257	45,979,648
Interest and rent receivable	41,136,306	58,565,294
Straight-line rent receivable	59,127,947	45,828,685
Other assets	695,273,179	228,862,582

Total Assets	$3,747,335,822	$2,904,695,443

Liabilities and Equity
Liabilities
Debt, net	$2,201,654,334	$1,421,680,749
Accounts payable and accrued expenses	112,623,187	94,289,615
Deferred revenue	27,206,612	24,114,374
Lease deposits and other obligations to tenants	23,804,458	20,402,058

Total liabilities	2,365,288,591	1,560,486,796

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding — 172,743,348 shares at December 31, 2014 and 161,309,725 shares at December 31, 2013	172,743	161,310
Additional paid in capital	1,765,380,949	1,618,054,133
Distributions in excess of net income	(361,330,051)	(264,803,804)
Accumulated other comprehensive income (loss)	(21,914,067)	(8,940,649)
Treasury shares, at cost	(262,343)	(262,343)

Total Equity	1,382,047,231	1,344,208,647

Total Liabilities and Equity	$3,747,335,822	$2,904,695,443

(A)	Financials have been derived from the prior year audited financials and include certain minor reclasses to be consistent with the 2014 presentation.

7

ACQUISITIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Legacy Health Partners	Montclair, NJ	Acute Care Hospital	Acquisition	$115,000,000

Circle Holdings	Bath, U.K.	Acute Care Hospital	Acquisition	49,900,000

Ernest Health, Inc.	Laredo, TX	Inpatient Rehabilitation Hospital	Development	5,250,000

Adeptus Health	Various	Acute Care Hospital	Development	150,000,000

UAB Medical West	Hoover, AL	Acute Care Hospital & MOB	Development	8,653,000

Fairmont Regional Medical Center	Fairmont, WV	Acute Care Hospital	Acquisition	25,000,000

Wilson N. Jones Regional Medical Center	Sherman, TX	Acute Care Hospital	Acquisition	40,000,000

Buchberg- Klinik**	Bad Tolz, Germany	Inpatient Rehabilitation Hospital	Acquisition	15,630,825

Heinrich-Mann-Klinik**	Bad Liebenstein, Germany	Inpatient Rehabilitation Hospital	Acquisition	46,929,881

Klink-Hohenlohe**	Bad Mergentheim, Germany	Inpatient Rehabilitation Hospital	Acquisition	17,073,210

Portfolio of 40 MEDIAN Kliniken properties**	Germany	Inpatient Rehabilitation Hospitals	Acquisition	881,250,000	A

Total Investments / Commitments				$1,354,686,916

**	Exchange rate as of date of acquisition used for foreign investments.
A	Excludes real estate transfer taxes, capital gains, and equity investment.

SUMMARY OF DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2014

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 12/31/14	Percent Leased	Estimated Completion Date
UAB Medical West	Hoover, AL	Acute Care Hospital & MOB	Medical West, an affiliate of UAB	$8,653,000	$1,973,303	100%	2Q 2015

First Choice ER - Summerwood	Houston, TX	Acute Care Hospital	Adeptus Health	6,015,000	2,560,354	100%	2Q 2015

First Choice ER - Ft. Worth Avondale - Haslet	Fort Worth, TX	Acute Care Hospital	Adeptus Health	4,779,550	871,219	100%	2Q 2015

First Choice ER - Carrollton	Carrollton, TX	Acute Care Hospital	Adeptus Health	35,819,897	15,628,996	100%	3Q 2015

First Choice ER - Chandler	Chandler, AZ	Acute Care Hospital	Adeptus Health	5,049,335	894,785	100%	3Q 2015

First Choice ER - Converse	Converse, TX	Acute Care Hospital	Adeptus Health	5,753,859	1,141,167	100%	3Q 2015

First Choice ER - Denver 48th	Denver, CO	Acute Care Hospital	Adeptus Health	5,123,464	43,516	100%	3Q 2015

First Choice ER - McKinney	McKinney, TX	Acute Care Hospital	Adeptus Health	4,749,949	49,584	100%	3Q 2015

First Choice Emergency Rooms	Various	Acute Care Hospital	Adeptus Health	84,422,543	—

				$160,366,597	$23,162,924

8

DETAIL OF OTHER ASSETS AS OF DECEMBER 31, 2014

Operator	Investment	Annual Interest Rate	YTD Ridea Income (3)	Security / Credit Enhancements

Non-Operating Loans

Vibra Healthcare acquisition loan (1)	$10,167,122	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent

Vibra Healthcare working capital	5,232,500	9.50%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	5,891,502	11.10%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Alecto working capital	16,680,000	11.00%		Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	11,789,067	10.40%		Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	4,250,000	9.38%		Secured and cross-defaulted with real estate and guaranteed by Parent
Other	151,891

	54,162,082

Operating Loans
Ernest Health, Inc. (2)	93,200,000	15.00%	15,332,370	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,351,832		480,381	Secured and cross-defaulted with real estate and guaranteed by Parent

	96,551,832		15,812,751

Median investments (4)	455,176,927
Equity investments	14,727,753		2,559,275
Deferred debt financing costs	35,323,684			Not applicable
Lease and cash collateral	3,764,409			Not applicable
Other assets (5)	35,566,492			Not applicable

Total	$695,273,179		$18,372,026

(1)	Original amortizing acquistion loan was $41 million; loan matures in 2019
(2)	Cash rate is 10% effective March 1, 2014.
(3)	Income earned on operating loans is reflected in the interest income line of the income statement.
(4)	Includes loans and equity investment.
(5)	Includes prepaid expenses, office property and equipment and other.

9

Medical Properties Trust
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
www.medicalpropertiestrust.com
Contact:
Charles Lambert, Managing Director - Capital Markets
(205) 397-8897 or clambert@medicalpropertiestrust.com
or
Tim Berryman, Director - Investor Relations
(205) 397-8589 or tberryman@medicalpropertiestrust.com
Investing in the future of healthcare.